SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
January 11, 2006

HANCOCK HOLDING COMPANY

(Exact name of registrant as specified in its charter)

      Mississippi                 0-13089                  64-0169065
-------------------------    --------------------     -----------------------------
     (State or other            (Commission File         (I.R.S. Employer
     jurisdiction of               Number)                 Identification Number)
     incorporation)

                           One Hancock Plaza, 2510 14th Street,
                               Gulfport, Mississippi                 39501
              ------------------------------------------------------------------
              (Address of principal executive offices)              (Zip code)

                                  (228) 868-4000
              ------------------------------------------------------------------
                        (Registrant's telephone number, including area code)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01. Other Events.  On January 11, 2006, Hancock Holding Company
issued a press release regarding the rescheduling of its upcoming earnings release.  The press release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

             (c)  Exhibits.

                      99.1   Press Release issued by Hancock Holding Company
                             dated January 11, 2006, headed "Hancock Holding
                             reschedules earnings release"

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 11, 2006
                                     HANCOCK HOLDING COMPANY
                                     (Registrant)

                                     By:   /s/ Paul D. Guichet
                                        --------------------------------
                                           Paul D. Guichet
                                           Vice President
                                           Investor Relations

                         Exhibit 99.1 to Hancock Holding Company Form 8-K

For Immediate Release                                                        For More Information
January 11, 2006                                                             Carl J. Chaney, Chief Financial
Officer
                                                                             Paul D. Guichet, V.P., Investor
Relations
                                                                             800.522.6542 or 228.563.6559

===================================================================================================================

                               Hancock Holding Company reschedules earnings release

     GULFPORT, MS (January 11, 2006) - Hancock Holding Company Chief Executive Officer and Vice-Chairman George
A. Schloegel today announced that Hancock has rescheduled the release of earnings results for the fourth quarter and year-end 2005 for after close of business on Tuesday, January 31, 2006.

     Hancock will provide a live earnings overview beginning at 2:00 p.m. (CST) on Monday,  February 6, 2006, accessible through the company's website (www.hancockbank.com) and Vcall's Investor Calendar
(www.investorcalendar.com).  Individuals unable to access the webcast may call 877-407-0783 (callers within the
U.S. and Canada) or 201-689-8564 (international callers) to listen to a live conference call.

     Hancock made this schedule change to accommodate expanded procedures implemented in connection with year-end close and the impact of Hurricane Katrina on Hancock - specifically, to allow management time to complete reconciliations and reviews of items unique to the affects of the storm on the company.  Hancock does not expect any material adverse impacts to arise from the completion of these reviews.

     A  telephone  replay  will be  available  two  hours  following  completion  of the  webcast.  The  replay  is accessible to U.S. and Canadian  callers at 877-660-6853  and to  international  callers at  201-612-7415.  Callers should enter the account number (286) and conference ID number (185478).

     Hancock Holding Company (NASDAQ:  HBHC) - parent company of Hancock Bank (Mississippi), Hancock Bank of
Louisiana, Hancock Bank of Florida, and Magna Insurance Company - has assets of $4.91 billion at September 30,
2005.  Founded in 1899, Hancock Bank stands among the strongest, safest financial institutions in America.
Hancock Bank operates 103 full-service offices and more than 140 automated teller machines throughout South
Mississippi, Louisiana and Florida as well as subsidiaries Hancock Investment Services, Inc., Hancock Insurance
Agency, and Harrison Finance Company.  Investors can access additional corporate information or online banking and bill pay services at www.hancockbank.com.

"SAFE HARBOR" STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995:  Congress passed the Private
Securities Litigation Act of 1995 in an effort to encourage corporations to provide information about companies'
anticipated future financial performance.  This act provides a safe harbor for such disclosure, which protects the companies from unwarranted litigation if actual results are different from management expectations.  This release contains forward-looking statements and reflects management's current views and estimates of future economic circumstances, industry conditions, company performance, and financial results.  These forward-looking statements are subject to a number of factors and uncertainties which could cause the company's actual results and experience to differ from the anticipated results and expectations expressed in such forward-looking statements.